UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2023

Schultze Special Purpose Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-40891	86-1206818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Westchester Avenue, Suite S-632 Rye Brook, NY	10573
(Address of principal executive offices)	(Zip Code)

(914) 701-5260

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable Warrant	SAMAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	SAMA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	SAMAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 to the extent required herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 10, 2023, in connection with the implementation of the Extension (as defined below), Schultze Special Purpose Acquisition Corp. II (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $840,000 to Schultze Special Purpose Acquisition Sponsor II, LLC (the “Sponsor”), which may be drawn down in connection with certain contributions (“Contributions”) by the Sponsor or its designees to the trust account established in connection with the Company’s initial public offering (the “Trust Account”), as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 30, 2023.

The Note does not bear interest and the principal balance will be payable on the earlier of: (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 4, 2023, the Company held a special meeting in lieu of the 2023 annual meeting of stockholders of the Company (the “Special Meeting”). On March 3, 2023, the record date for the Special Meeting (the “Record Date”), there were 16,500,000 shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) and 4,125,000 shares of Class B common stock, par value $0.0001 per share, of the Company (“Class B Common Stock”, and collectively with the Class A Common Stock, “Common Stock”) issued and outstanding. At the Special Meeting, 18,422,584 shares of Common Stock, representing approximately 89.32% of the issued and outstanding shares of Common Stock as of the Record Date, were present in person (by virtual attendance) or by proxy.

At the Special Meeting, the Company’s stockholders approved the following items: (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”), in the form set forth as Annex A to the Proxy Statement (as defined below) for the Special Meeting (the “Charter Amendment”), to extend the date by which the Company must consummate an initial business combination (the “Extension”) from April 13, 2023 to October 13, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Charter Amendment Proposal”); (ii) a proposal to re-elect two directors to the Board, with each such director to serve until the second annual meeting of stockholders following the Special Meeting or until his successor is elected and qualified (the “Director Election Proposal”); and (iii) a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”). The final proposal, set forth as the “Adjournment Proposal” in the definitive proxy statement related to the Special Meeting filed by the Company with the SEC on March 13, 2023 (the “Proxy Statement”), was not presented to the Company’s stockholders.

The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote thereon at the Special Meeting was required to approve the Charter Amendment Proposal, a plurality of the shares of Class B Common Stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the Special Meeting was required for the re-election of the directors in the Director Election Proposal, and the affirmative vote of at least a majority of the shares of Common Stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the Special Meeting was required to approve the Auditor Ratification Proposal.

Set forth below are the final voting results for each of the proposals presented at the Special Meeting:

Charter Amendment Proposal

The Charter Amendment Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
15,060,351	1,374,906	0	1,987,327

Director Election Proposal

The Director Election Proposal was approved, and each of Messrs. William G. LaPerch and William T. Allen was re-elected to the Board. The voting results of the shares of Class B Common Stock were as follows:

Director	For	Withheld	Broker Non-Votes
William G. LaPerch	4,125,000	0	0
William T. Allen	4,125,000	0	0

Auditor Ratification Proposal

The Auditor Ratification Proposal was approved. The voting results of the shares of Common Stock were as follows:

For	Against	Abstain	Broker Non-Votes
17,786,148	631,528	4,908	0

Following the Special Meeting, on April 10, 2023, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware in order to implement the Extension. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 8.01. Other Events.

On April 10, 2023, in connection with the implementation of the Extension, all holders of Class B Common Stock voluntarily elected to convert all shares of Class B Common Stock to shares of Class A Common Stock, on a one-for-one basis in accordance with the Charter (collectively, the “Class B Conversion”), as described in the Current Report on Form 8-K filed by the Company with the SEC on March 31, 2023.

Additionally, in connection with the implementation of the Extension, the Company’s public stockholders elected to redeem 11,584,852 shares of Class A Common Stock at a redemption price of approximately $10.30 per share, for an aggregate redemption amount of approximately $119.3 million (the “Redemption”). After the satisfaction of the Redemption, the balance in the Trust Account will be approximately $50.6 million.

Upon completion of the Class B Conversion and the Redemption, 9,040,148 shares of Class A Common Stock and no shares of Class B Common Stock will remain issued and outstanding.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding any Contributions to the Trust Account and the completion of the Class B Conversion and the Redemption. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement, the Company’s most recent Annual Report on Form 10-K and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company, dated April 10, 2023
10.1	Promissory Note issued in favor of Schultze Special Purpose Acquisition Sponsor II, LLC, dated April 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHULTZE SPECIAL PURPOSE ACQUISITION CORP. II

By:	/s/ George J. Schultze
	Name:	George J. Schultze
	Title:	Chief Executive Officer

Date: April 10, 2023

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